                                                                   EXHIBIT 20.18

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D


                         MONTHLY SERVICER'S CERTIFICATE




           Accounting Date:                                  September 30, 1999
                                                 -------------------------------
           Determination Date:                                  October 6, 1999
                                                 -------------------------------
           Distribution Date:                                  October 15, 1999
                                                 -------------------------------
           Monthly Period Ending:                            September 30, 1999
                                                 -------------------------------


           This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

           Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

    I.     Collection Account Summary

           Available Funds:
                        Payments Received                                                 $12,286,990.36
                        Liquidation Proceeds (excluding Purchase Amounts)                  $1,326,974.33
                        Current Monthly Advances                                              237,880.05
                        Amount of withdrawal, if any, from the Spread Account                      $0.00
                        Monthly Advance Recoveries                                           (207,983.30)
                        Purchase Amounts-Warranty and Administrative Receivables             ($24,120.59)
                        Purchase Amounts - Liquidated Receivables                                  $0.00
                        Income from investment of funds in Trust Accounts                     $52,869.33
                                                                                      ------------------
           Total Available Funds                                                                                 $13,672,610.18
                                                                                                              ==================

           Amounts Payable on Distribution Date:
                        Reimbursement of Monthly Advances                                          $0.00
                        Backup Servicer Fee                                                        $0.00
                        Basic Servicing Fee                                                  $335,493.89
                        Trustee and other fees                                                     $0.00
                        Class A-1 Interest Distributable Amount                                    $0.00
                        Class A-2 Interest Distributable Amount                                    $0.00
                        Class A-3 Interest Distributable Amount                            $1,238,316.38
                        Class A-4 Interest Distributable Amount                              $436,033.33
                        Noteholders' Principal Distributable Amount                       $11,224,227.22
                        Amounts owing and not paid to Security Insurer under
                            Insurance Agreement                                                    $0.00
                        Supplemental Servicing Fees (not otherwise paid to Servicer)               $0.00
                        Spread Account Deposit                                               $438,539.35
                                                                                      ------------------
           Total Amounts Payable on Distribution Date                                                             $13,672,610.18
                                                                                                              ===================

                                Page 1 (1997-D)

   II.     Available Funds

           Collected Funds (see V)
                                  Payments Received                                              12,286,990.36
                                  Liquidation Proceeds (excluding
                                     Purchase Amounts)                                           $1,326,974.33      $13,613,964.69
                                                                                              -----------------

           Purchase Amounts                                                                                            ($24,120.59)

           Monthly Advances
                                  Monthly Advances - current Monthly Period (net)                   $29,896.75
                                  Monthly Advances - Outstanding Monthly
                                     Advances not otherwise reimbursed to the
                                     Servicer                                                            $0.00          $29,896.75
                                                                                              -----------------

           Income from investment of funds in Trust Accounts                                                            $52,869.33
                                                                                                                 ------------------

           Available Funds                                                                                          $13,672,610.18
                                                                                                                 ==================

   III.    Amounts Payable on Distribution Date

           (i)(a)     Taxes due and unpaid with respect to the Trust
                      (not otherwise paid by OFL or the Servicer)                                                            $0.00

           (i)(b)     Outstanding Monthly Advances (not otherwise reimbursed
                      to Servicer and to be reimbursed on the Distribution Date)                                             $0.00

           (i)(c)     Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                        $0.00

           (ii)       Accrued and unpaid fees (not otherwise paid by OFL or the
                      Servicer):
                                      Owner Trustee                                                      $0.00
                                      Administrator                                                      $0.00
                                      Indenture Trustee                                                  $0.00
                                      Indenture Collateral Agent                                         $0.00
                                      Lockbox Bank                                                       $0.00
                                      Custodian                                                          $0.00
                                      Backup Servicer                                                    $0.00
                                      Collateral Agent                                                   $0.00               $0.00
                                                                                              -----------------

           (iii)(a)   Basic Servicing Fee (not otherwise paid to Servicer)                                             $335,493.89

           (iii)(b)   Supplemental Servicing Fees (not otherwise paid to Servicer)                                           $0.00

           (iii)(c)   Servicer reimbursements for mistaken deposits or postings of checks
                      returned for insufficient funds (not otherwise reimbursed to Servicer)                                 $0.00

           (iv)       Class A-1 Interest Distributable Amount                                                                $0.00
                      Class A-2 Interest Distributable Amount                                                                $0.00
                      Class A-3 Interest Distributable Amount                                                        $1,238,316.38
                      Class A-4 Interest Distributable Amount                                                          $436,033.33


           (v)        Noteholders' Principal Distributable Amount
                          Payable to Class A-1 Noteholders                                                                   $0.00
                          Payable to Class A-2 Noteholders                                                          $11,224,227.22
                          Payable to Class A-3 Noteholders                                                                   $0.00
                          Payable to Class A-4 Noteholders                                                                   $0.00


           (vii)      Unpaid principal balance of the Class A-1 Notes
                      after deposit to the Note Distribution Account of
                      any funds in the Class A-1 Holdback Subaccount
                      (applies only on the Class A-1 Final Scheduled Distribution Date)                                      $0.00

           (ix)       Amounts owing and not paid to Security Insurer under Insurance Agreement                               $0.00
                                                                                                                 ------------------

                      Total amounts payable on Distribution Date                                                    $13,234,070.83
                                                                                                                 ==================

                                 Page 2 (1997-D)

IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
        Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                     Amount of excess, if any, of Available Funds over total
                     amounts payable (or amount of such excess up to the
                     Spread Account Maximum Amount)                                                                     $438,539.35

        Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over
                     Available Funds (excluding amounts payable under item
                     (vii) of Section III)                                                                                    $0.00

                     Amount available for withdrawal from the Reserve Account
                     (excluding the Class A-1 Holdback Subaccount), equal to
                     the difference between the amount on deposit in the
                     Reserve Account and the Requisite Reserve Amount (amount
                     on deposit in the Reserve Account calculated taking into
                     account any withdrawals from or deposits to the Reserve
                     Account in respect of transfers of Subsequent
                     Receivables)                                                                                             $0.00

                     (The amount of excess of the total amounts payable
                     (excluding amounts payable under item (vii) of Section
                     III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account
                     (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                     Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                                   $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final
        Scheduled Distribution Date:

                     Amount by which (a) the remaining principal balance of
                     the Class A-1 Notes exceeds (b) Available Funds after
                     payment of amounts set forth in item (v) of Section III                                                  $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                                    $0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback
                     Subaccount, and deposited in the Note Distribution
                     Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1
                     Holdback Subaccount                                                                                      $0.00

        Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over
                     funds available for withdrawal from Reserve Amount, the
                     Class A-1 Holdback Subaccount and Available Funds                                                        $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                     Section III and pursuant to a withdrawal from the Class
                     A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or
                     immediately following the end of the Funding Period, of
                     (a) the sum of the Class A-1 Prepayment Amount, the
                     Class A-2 Prepayment Amount, the Class A-3 Prepayment
                     Amount, the Class A-4 Prepayment Amount, and the over
                     (b) the amount on deposit in the Pre-Funding Account                                                     $0.00

        Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final
                     Scheduled Distribution Date, of (a) the unpaid principal
                     balance of the Class A-1 Notes over (b) the sum of the
                     amounts deposited in the Note Distribution Account under
                     item (v) and (vii) of Section III or pursuant to a
                     withdrawal from the Class A-1 Holdback Subaccount.                                                       $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
        Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
        A-1 Maturity Shortfall.)

                                Page 3 (1997-D)

V.   Collected Funds

     Payments Received:
                      Supplemental Servicing Fees                                                   $0.00
                      Amount allocable to interest                                           4,041,244.73
                      Amount allocable to principal                                          8,245,745.63
                      Amount allocable to Insurance Add-On Amounts                                  $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                $0.00
                                                                                           ---------------

     Total Payments Received                                                                                         $12,286,990.36

     Liquidation Proceeds:
                      Gross amount realized with respect to Liquidated Receivables           1,354,911.12

                      Less: (i) reasonable expenses incurred by Servicer
                         in connection with the collection of such Liquidated
                         Receivables and the repossession and disposition
                         of the related Financed Vehicles and (ii) amounts
                         required to be refunded to Obligors on such Liquidated
                         Receivables                                                           (27,936.79)
                                                                                           ---------------

     Net Liquidation Proceeds                                                                                         $1,326,974.33

     Allocation of Liquidation Proceeds:
                      Supplemental Servicing Fees                                                   $0.00
                      Amount allocable to interest                                                  $0.00
                      Amount allocable to principal                                                 $0.00
                      Amount allocable to Insurance Add-On Amounts                                  $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                $0.00                     $0.00
                                                                                           ------------------    -------------------

     Total Collected Funds                                                                                           $13,613,964.69
                                                                                                                 ===================

VI.  Purchase Amounts Deposited in Collection Account

     Purchase Amounts - Warranty Receivables                                                                                  $0.00
                      Amount allocable to interest                                                  $0.00
                      Amount allocable to principal                                                 $0.00
                      Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                $0.00

     Purchase Amounts - Administrative Receivables                                                                      ($24,120.59)
                      Amount allocable to interest                                                  $0.00
                      Amount allocable to principal                                           ($24,120.59)
                      Amount allocable to Outstanding Monthly Advances (reimbursed
                         to the Servicer prior to deposit in the Collection Account)                $0.00
                                                                                           ---------------
     Total Purchase Amounts                                                                                             ($24,120.59)
                                                                                                                 ===================

VII. Reimbursement of Outstanding Monthly Advances

     Outstanding Monthly Advances                                                                                       $462,819.25

     Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                      Payments received from Obligors                                         ($207,983.30)
                      Liquidation Proceeds                                                           $0.00
                      Purchase Amounts - Warranty Receivables                                        $0.00
                      Purchase Amounts - Administrative Receivables                                  $0.00
                                                                                            ---------------

     Outstanding Monthly Advances to be netted against Monthly
        Advances for the current Monthly Period                                                                        ($207,983.30)

     Outstanding Monthly Advances to be reimbursed out of
        Available Funds on the Distribution Date                                                                       ($207,983.30)

     Remaining Outstanding Monthly Advances                                                                             $254,835.95

     Monthly Advances - current Monthly Period                                                                          $237,880.05
                                                                                                                 -------------------

     Outstanding Monthly Advances - immediately following the Distribution Date                                         $492,716.00
                                                                                                                 ===================

                                Page 4 (1997-D)

VIII.  Calculation of Interest and Principal Payments

       A.  Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                               $8,245,745.63
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                           $3,002,602.18
               Purchase Amounts - Warranty Receivables allocable to principal                                                 $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                     ($24,120.59)
               Amounts withdrawn from the Pre-Funding Account                                                                 $0.00
               Cram Down Losses                                                                                               $0.00
                                                                                                                  ------------------

               Principal Distribution Amount                                                                         $11,224,227.22
                                                                                                                  ==================

       B.  Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-1 Noteholders on such Distribution Date)                       $0.00

               Multiplied by the Class A-1 Interest Rate                                                5.8875%

               Multiplied by actual days in the period or in the case of the first
                  Distribution Date, by 29/360                                                      0.08333333                $0.00
                                                                                              -----------------

               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  ------------------

               Class A-1 Interest Distributable Amount                                                                        $0.00
                                                                                                                  ==================

       C.  Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-2 Noteholders on such Distribution Date)                       $0.00

               Multiplied by the Class A-2 Interest Rate                                                 6.125%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 30/360                                                                         0.08333333                $0.00
                                                                                              -----------------

               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  ------------------

               Class A-2 Interest Distributable Amount                                                                        $0.00
                                                                                                                  ==================

       D.  Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-3 Noteholders on such Distribution Date)             $239,674,138.92

               Multiplied by the Class A-3 Interest Rate                                                 6.200%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 30/360                                                                         0.08333333        $1,238,316.38
                                                                                              -----------------

               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  ------------------

               Class A-3 Interest Distributable Amount                                                                $1,238,316.38
                                                                                                                  ==================

       E.  Calculation of Class A-4 Interest Distributable Amount

               Class A-4 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-4 Noteholders on such Distribution Date)              $82,400,000.00

               Multiplied by the Class A-4 Interest Rate                                                 6.350%

               Multiplied by 1/12 or in the case of the first Distribution Date,
                  by 30/360                                                                         0.08333333          $436,033.33
                                                                                              -----------------

               Plus any unpaid Class A-4 Interest Carryover Shortfall                                                         $0.00
                                                                                                                  ------------------

               Class A-4 Interest Distributable Amount                                                                  $436,033.33
                                                                                                                  ==================


                                Page 5 (1997-D)

       F.  Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                                $0.00
               Class A-2 Interest Distributable Amount                                                $0.00
               Class A-3 Interest Distributable Amount                                        $1,238,316.38
               Class A-4 Interest Distributable Amount                                          $436,033.33


               Noteholders' Interest Distributable Amount                                                             $1,674,349.72
                                                                                                                  ==================

       G.  Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                                 $11,224,227.22

               Multiplied by Noteholders' Percentage ((i) for each Distribution
                  Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
                  Balance (plus any funds remaining on deposit in the
                  Pre-Funding Account) as of the Accounting Date for the
                  preceding Distribution Date minus that portion of the
                  Principal Distribution Amount applied to retire the Class A-1
                  Notes and (iii) for each Distribution Date thereafter,
                  outstanding principal balance of the Class A-2 Notes on the
                  Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the preceding Distribution Date)
                                                                                                    100.00%          $11,224,227.22
                                                                                        --------------------


               Unpaid Noteholders' Principal Carryover Shortfall                                                              $0.00
                                                                                                                  ------------------

               Noteholders' Principal Distributable Amount                                                           $11,224,227.22
                                                                                                                  ==================

       H.  Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-1 Notes (equal to entire Noteholders' Principal
               Distributable Amount until the principal balance of the Class A-1
               Notes is reduced to zero)                                                                                      $0.00
                                                                                                                  ==================

               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-2 Notes (no portion of the Noteholders' Principal
               Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
               Distributable Amount)

                                                                                                                     $11,224,227.22
                                                                                                                  ==================

                                Page 6 (1997-D)

IX.    Pre-Funding Account

       A.  Withdrawals from Pre-Funding Account:

       Amount on deposit in the Pre-Funding Account as of the preceding
          Distribution Date or, in the case of the first Distribution
          Date, as of the Closing Date Pre-Funded Amount                                                                      $0.00
                                                                                                                      --------------
                                                                                                                              $0.00
                                                                                                                      ==============

       Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a
          Subsequent Transfer Date (an amount equal to (a) $0 (the
          aggregate Principal Balance of Subsequent Receivables
          transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount after
          giving effect to transfer of Subsequent Receivables over (ii) $0))                                                  $0.00

       Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been
          Pre-Funding Account has been reduced to $100,000 or less as of
          the Distribution Date (see B below)                                                                                 $0.00
                                                                                                                      --------------

       Amount remaining on deposit in the Pre-Funding Account after
          Distribution Date
                    Pre-Funded Amount                                                           $0.00
                                                                                        --------------
                                                                                                                              $0.00
                                                                                                                      ==============


       B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

       Amount withdrawn from the Pre-Funding Account as a result of the
          Pre-Funded Amount not being reduced to zero on the Distribution
          Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on
          any Distribution Date                                                                                               $0.00

       Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders'
          pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
          Amount as of the Distribution Date)                                                                                 $0.00

       Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders'
          pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
          Amount as of the Distribution Date)                                                                                 $0.00

       Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders'
          pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
          Amount as of the Distribution Date)                                                                                 $0.00

       Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders'
          pro rata share (based on the respective current outstanding principal balance of each class of Notes of the Pre-Funded
          Amount as of the Distribution Date)                                                                                 $0.00

       Repurchase Amount (equal to (i) the sum of Class A-1 Prepayment
          Amount, Class A-2 Prepayment Amount, the Class A-3 Prepayment
          Amount, the Class A-4 Prepayment Amount, the Class A-5
          Prepayment Amount, over the sum current principal balance of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the
          Class A-4 Notes, the Class A-5 Notes

       C. Prepayment Premiums:

       Class A-1 Prepayment Premium                                                                                           $0.00
       Class A-2 Prepayment Premium                                                                                           $0.00
       Class A-3 Prepayment Premium                                                                                           $0.00
       Class A-4 Prepayment Premium                                                                                           $0.00
       Class A-5 Prepayment Premium                                                                                           $0.00


                                Page 7 (1997-D)

X.     Reserve Account

       Requisite Reserve Amount:

       Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
          Notes, Class A-5 Notes,

                  Product of (x) x.xx% (weighted average interest of Class
                  A-1 Interest Rate, Class A-2 Interest Rate, Class A-3
                  Interest Rate, Class A-4 Interest Rate, Class A-5
                  Interest Rate (based on outstanding Class A-1 principal
                  balance through the Class A-5 principal balance) divided
                  by 360, (y) $0.00 (the Pre-Funded Amount on such
                  Distribution Date) and (z) xx (the number of days until
                  the January 1998 Distribution Date))                                                                        $0.00

                  Less the product of (x) 2.5% divided by 360, (y) $0 (the
                  Pre-Funded Amount on such Distribution Date) and (z) xx
                  (the number of days until the January 1998 Distribution
                  Date)                                                                                                       $0.00
                                                                                                                     ---------------


       Requisite Reserve Amount                                                                                               $0.00
                                                                                                                     ===============

       Amount on deposit in the Reserve Account (other than the Class A-1
          Holdback Subaccount) as of the preceding Distribution Date or, in the case of the first Distribution Date, as of the Closing
          Date                                                                                                                $0.00

       Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class
          A-1 Holdback Subaccount) (which excess is to be deposited by the
          Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of
          Subsequent Receivables)                                                                                             $0.00

       Less: the excess, if any, of the amount on deposit in the Reserve
          Account (other than the Class A-1 Holdback Subaccount) over the
          Requisite Reserve Amount (and amount withdrawn from the Reserve
          Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
          Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect
          of transfers of Subsequent Receivables)                                                                             $0.00

       Less: withdrawals from the Reserve Account (other than the Class
          A-1 Holdback Subaccount) to cover the excess, if any, of total
          amount payable over Available Funds (see IV above)                                                                  $0.00
                                                                                                                     ---------------

       Amount remaining on deposit in the Reserve Account (other than the
          Class A-1 Holdback Subaccount) after the Distribution Date                                                          $0.00
                                                                                                                     ===============

XI.    Class A-1 Holdback Subaccount:

       Class A-1 Holdback Amount:

       Class A-1 Holdback Amount as of preceding Distribution Date or the
          Closing Date, as applicable,                                                                                        $0.00

       Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
          Balance set forth in the Sale and Servicing Agreement) is
          greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution
          Date or on a Subsequent Transfer Date preceding the Distribution
          Date))                                                                                                              $0.00

       Less withdrawal, if any, of amount from the Class A-1 Holdback
          Subaccount to cover a Class A-1 Maturity Shortfall (see IV
          above)                                                                                                              $0.00

       Less withdrawal, if any, of amount remaining in the Class A-1
          Holdback Subaccount on the Class A-1 Final Scheduled Maturity
          Date after giving effect to any payment out of the Class A-1
          Holdback Subaccount to cover a Class A-1 Maturity Shortfall
          (amount of withdrawal to be released by the Indenture Trustee to
          the General Partners)                                                                                               $0.00
                                                                                                                     ---------------

       Class A-1 Holdback Subaccount immediately following the
          Distribution Date                                                                                                   $0.00
                                                                                                                     ===============


                                Page 8 (1997-D)



XII.    Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the Monthly
           Period                                                              $322,074,138.92
        Multiplied by Basic Servicing Fee Rate                                            1.25%
        Multiplied by months per year                                                 8.333333%
                                                                               ----------------

        Basic Servicing Fee                                                                       $335,493.89

        Less: Backup Servicer Fees (annual rate of 1 bp)                                                $0.00

        Supplemental Servicing Fees                                                                     $0.00
                                                                                                  ------------

        Total of Basic Servicing Fees and Supplemental Servicing Fees                                                   $335,493.89
                                                                                                                   =================

 XIII.  Information for Preparation of Statements to Noteholders

        a. Aggregate principal balance of the Notes as of first day of Monthly Period
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                                $0.00
               Class A-3 Notes                                                                                      $239,674,138.92
               Class A-4 Notes                                                                                       $82,400,000.00


        b. Amount distributed to Noteholders allocable to principal
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                                $0.00
               Class A-3 Notes                                                                                       $11,224,227.22
               Class A-4 Notes                                                                                                $0.00


        c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                                $0.00
               Class A-3 Notes                                                                                      $228,449,911.70
               Class A-4 Notes                                                                                       $82,400,000.00


        d. Interest distributed to Noteholders
               Class A-1 Notes                                                                                                $0.00
               Class A-2 Notes                                                                                                $0.00
               Class A-3 Notes                                                                                        $1,238,316.38
               Class A-4 Notes                                                                                          $436,033.33


        e. 1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount from
               preceding statement)                                                                     $0.00
           2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount from
               preceding statement)                                                                     $0.00
           3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount from
               preceding statement)                                                                     $0.00
           4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount from
               preceding statement)                                                                     $0.00


        f. Amount distributed payable out of amounts withdrawn from or pursuant to:
           1.  Reserve Account                                                                          $0.00
           2.  Class A-1 Holdback Subaccount                                                            $0.00
           3.  Claim on the Note Policy                                                                 $0.00

        g. Remaining Pre-Funded Amount                                                                                        $0.00

        h. Remaining Reserve Amount                                                                                           $0.00

        i. Amount on deposit on Class A-1 Holdback Subaccount                                                                 $0.00

        j. Prepayment amounts
               Class A-1 Prepayment Amount                                                                                    $0.00
               Class A-2 Prepayment Amount                                                                                    $0.00
               Class A-3 Prepayment Amount                                                                                    $0.00
               Class A-4 Prepayment Amount                                                                                    $0.00


        k. Prepayment Premiums
               Class A-1 Prepayment Premium                                                                                   $0.00
               Class A-2 Prepayment Premium                                                                                   $0.00
               Class A-3 Prepayment Premium                                                                                   $0.00
               Class A-4 Prepayment Premium                                                                                   $0.00


        l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other
              fees, if any, paid by the Trustee on behalf of the Trust                                                  $335,493.89

        m. Note Pool Factors (after giving effect to distributions on the
              Distribution Date)
               Class A-1 Notes                                                                                           0.00000000
               Class A-2 Notes                                                                                           0.00000000
               Class A-3 Notes                                                                                           0.88546477
               Class A-4 Notes                                                                                           1.00000000


                                Page 9 (1997-D)

XVI.    Pool Balance and Aggregate Principal Balance

                     Original Pool Balance at beginning of Monthly Period                                           $599,999,997.12
                     Subsequent Receivables                                                                                   $0.00
                                                                                                        ---------------------------
                     Original Pool Balance at end of Monthly Period                                                 $599,999,997.12
                                                                                                        ===========================

                     Aggregate Principal Balance as of preceding Accounting Date                                    $322,074,138.92
                     Aggregate Principal Balance as of current Accounting Date                                      $310,849,911.70


           Monthly Period Liquidated Receivables                                        Monthly Period Administrative Receivables

                                  Loan #                Amount                                Loan #                        Amount
                                  ------                ------                                ------                        ------
                   see attached listing              3,002,602.18               see attached listing                     (24,120.59)

                                                            $0.00                                                             $0.00
                                                            $0.00                                                             $0.00
                                                    --------------                                                      ------------
                                                    $3,002,602.18                                                       ($24,120.59)
                                                    ==============                                                      ============

XVIII.  Delinquency Ratio

        Sum of Principal Balances (as of the Accounting Date) of all
            Receivables delinquent more than 30 days with respect to all or any
            portion of a Scheduled Payment as of the Accounting Date                               22,423,728.14

        Aggregate Principal Balance as of the Accounting Date                                    $310,849,911.70
                                                                                              -------------------

        Delinquency Ratio                                                                                                7.21368329%
                                                                                                                        ============

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA FINANCIAL LTD.

                                      By:
                                          --------------------------------------

                                      Name:  Scott R. Fjellman
                                             -----------------------------------
                                      Title: Vice President / Securitization
                                             -----------------------------------


                                Page 10 (1997-D)

                 ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                            PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING SEPTEMBER 30, 1999

I .   ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                        $600,000,000.00

                   AGE OF POOL (IN MONTHS)                                                 22

II.   Delinquency Ratio

      Sum of Principal Balances (as of the Accounting Date) of all
         Receivables delinquent more than 30 days with respect to all or any portion of a Scheduled Payment
         as of the Accounting Date                                                                 $22,423,728.14

      Aggregate Principal Balance as of the Accounting Date                                       $310,849,911.70
                                                                                                 -----------------

      Delinquency Ratio                                                                                                  7.21368329%
                                                                                                                    ================

III.  Average Delinquency Ratio

      Delinquency ratio - current Determination Date                                                   7.21368329%

      Delinquency ratio - preceding Determination Date                                                 6.46167433%

      Delinquency ratio - second preceding Determination Date                                          6.66263961%
                                                                                                 -----------------


      Average Delinquency Ratio                                                                                          6.77933241%
                                                                                                                    ================


IV.   Default Rate

      Cumulative balance of defaults as of the preceding Accounting Date                                             $58,095,620.89

      Add:    Sum of Principal Balances (as of the Accounting
                 Date) of Receivables that became Liquidated
                 Receivables during the Monthly Period or that
                 became Purchased Receivables during Monthly Period
                 (if delinquent more than 30 days with respect to
                 any portion of a Scheduled Payment at time of purchase)                                              $3,002,602.18
                                                                                                                    ----------------

      Cumulative balance of defaults as of the current Accounting Date                                               $61,098,223.07

              Sum of Principal Balance (as of the Accounting Date) of 90+ day
                 delinquencies                                                                       5,429,861.89

                    Percentage of 90+ day delinquencies applied to defaults                                100.00%    $5,429,861.89
                                                                                                 -----------------  ----------------

      Cumulative balance of defaults and 90+ day delinquencies as of
         the current Accounting Date                                                                                 $66,528,084.96
                                                                                                                    ================

V.    Cumulative Default Rate as a % of Original Principal Balance

      Cumulative Default Rate - current Determination Date                                             11.0880142%

      Cumulative Default Rate - preceding Determination Date                                           10.5715925%

      Cumulative Default Rate - second preceding Determination Date                                    10.0164475%


                                Page 1 (1997-D)

VI.     Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                                   $27,146,295.31

        Add:    Aggregate of Principal Balances as of the Accounting Date (plus accrued and unpaid interest thereon to the end of the Monthly
                   Period) of all Receivables that became Liquidated Receivables or that became Purchased Receivables and that were delinquent more than 30 days with respect to any portion of a Scheduled Payment
                   as of the Accounting Date                                           $3,002,602.18
                                                                                 -------------------

               Liquidation Proceeds received by the Trust                            ($1,326,974.33)                  $1,675,627.85
                                                                                 -------------------             -------------------

        Cumulative net losses as of the current Accounting Date                                                      $28,821,923.16

               Sum of Principal Balances (as of the Accounting Date)
                  of 90+ day delinquencies                                            $5,429,861.89

                            Percentage of 90+ day delinquencies
                               applied to losses                                              40.00%                  $2,171,944.76
                                                                                 -------------------             -------------------

        Cumulative net losses and 90+ day delinquencies as of the current
           Accounting Date                                                                                           $30,993,867.92
                                                                                                                 ===================

VII.    Cumulative Net Loss Rate as a % of Original Principal Balance

        Cumulative Net Loss Rate - current Determination Date                                                             5.1656447%

        Cumulative Net Loss Rate - preceding Determination Date                                                           4.8799782%

        Cumulative Net Loss Rate - second preceding Determination Date                                                    4.6668422%

VIII.   Classic/Premier Loan Detail

                                                              Classic                    Premier                         Total
                                                              -------                    -------                         -----
         Aggregate Loan Balance, Beginning                212,044,555.11             $110,029,583.81                $322,074,138.92
           Subsequent deliveries of Receivables                     0.00                        0.00                           0.00
           Prepayments                                     (1,799,893.89)              (1,356,670.06)                 (3,156,563.95)
           Normal loan payments                            (3,096,471.95)              (1,992,709.73)                 (5,089,181.68)
           Defaulted Receivables                           (2,063,971.87)                (938,630.31)                 (3,002,602.18)
           Administrative and Warranty Receivables             17,229.06                    6,891.53                      24,120.59
                                                       ------------------          ------------------             ------------------
         Aggregate Loan Balance, Ending                  $205,101,446.46             $105,748,465.24                $310,849,911.70
                                                       ==================          ==================             ==================

         Delinquencies                                     17,152,624.77                5,271,103.37                 $22,423,728.14
         Recoveries                                          $904,181.97                 $422,792.36                  $1,326,974.33
         Net Losses                                         1,159,789.90                  515,837.95                  $1,675,627.85

 VIII.  Other Information Provided to FSA

        A. Credit Enhancement Fee information:

           Aggregate Principal Balance as of the Accounting Date                     $310,849,911.70
           Multiplied by: Credit Enhancement Fee (26.3 bp's) * (30/360)                       0.0219%
                                                                                   ------------------
                             Amount due for current period                                                               $68,127.94
                                                                                                                  ==================


        B. Dollar amount of loans that prepaid during the Monthly Period                                              $3,156,563.95
                                                                                                                  ==================

           Percentage of loans that prepaid during the Monthly Period                                                    1.01546239%
                                                                                                                  ==================


                                Page 2 (1997-D)

                                                                                            $                                %
IX.     Spread Account Information

        Beginning Balance                                                              $10,045,189.72                    3.23152407%

        Deposit to the Spread Account                                                     $438,539.35                    0.14107752%
        Spread Account Additional Deposit                                                       $0.00                    0.00000000%
        Withdrawal from the Spread Account                                                ($87,092.21)                  -0.02801745%
        Disbursements of Excess                                                        ($1,181,877.54)                  -0.38020842%
        Interest earnings on Spread Account                                                $44,734.50                    0.01439103%
                                                                                     -----------------               ---------------

        Sub-Total                                                                       $9,259,493.82                    2.97876675%
        Spread Account Recourse Reduction Amount                                       $12,500,000.00                    4.02123325%
                                                                                     -----------------               ---------------
        Ending Balance                                                                 $21,759,493.82                    7.00000000%
                                                                                     =================               ===============


        Specified Balance pursuant to Section 3.03 of the
             Spread Account Agreement among Olympic Financial Ltd.,
             Arcadia Receivables Finance Corp., Financial Security
             Assurance Inc. and Norwest Bank Minnesota, National Association           $21,759,493.82                    7.00000000%
                                                                                     =================               ===============

X.      Trigger Events

        Cumulative Loss and Default Triggers as of December 15, 1997


                                        Loss                           Default                     Loss Event          Default Event
      Month                         Performance                      Performance                   of Default           of Default
      ------------------------------------------------------------------------------------------------------------------------------

              3                         0.88%                             2.11%                         1.11%                  2.66%
              6                         1.76%                             4.21%                         2.22%                  5.32%
              9                         2.55%                             6.10%                         3.21%                  7.71%
             12                         3.26%                             7.79%                         4.10%                  9.84%
             15                         4.20%                            10.03%                         5.28%                 12.68%
             18                         5.05%                            12.07%                         6.35%                 15.25%
             21                         5.80%                            13.85%                         7.29%                 17.50%
             24                         6.44%                            15.40%                         8.11%                 19.45%
             27                         6.78%                            16.21%                         8.53%                 20.47%
             30                         7.05%                            16.86%                         8.87%                 21.29%
             33                         7.29%                            17.43%                         9.17%                 22.01%
             36                         7.50%                            17.92%                         9.43%                 22.63%
             39                         7.60%                            18.15%                         9.55%                 22.93%
             42                         7.67%                            18.34%                         9.65%                 23.16%
             45                         7.74%                            18.49%                         9.73%                 23.36%
             48                         7.79%                            18.62%                         9.80%                 23.52%
             51                         7.84%                            18.73%                         9.86%                 23.65%
             54                         7.87%                            18.81%                         9.90%                 23.76%
             57                         7.90%                            18.88%                         9.94%                 23.84%
             60                         7.92%                            18.93%                         9.96%                 23.91%
             63                         7.93%                            18.96%                         9.98%                 23.95%
             66                         7.94%                            18.98%                         9.99%                 23.98%
             69                         7.95%                            18.99%                        10.00%                 23.99%
             72                         7.95%                            19.00%                        10.00%                 24.00%
           -------------------------------------------------------------------------------------------------------------------------

        Average Delinquency Ratio equal to or greater than 6.19%                            Yes________                 No___X_____

        Cumulative Default Rate (see above table)                                           Yes________                 No___X_____

        Cumulative Net Loss Rate (see above table)                                          Yes________                 No___X_____

        Trigger Event that occurred as of a prior Determination Date
           is Deemed Cured as of current Determination Date                                 Yes________                 No___X_____

XI.     Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
           Event of Default has occurred                                                    Yes________                 No___X_____

        To the knowledge of the Servicer, a Capture Event has occurred and be continuing    Yes________                 No___X_____

        To the knowledge of the Servicer, a prior Capture Event has been cured by
           a permanent waiver                                                               Yes________                 No___X_____

           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                       ARCADIA FINANCIAL LTD.

                                       By:
                                           -------------------------------------

                                       Name: Scott R. Fjellman
                                             -----------------------------------
                                       Title: Vice President / Securitization
                                              ----------------------------------

                                Page 3 (1997-D)